UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 10, 2013

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)
Florida
(State or other jurisdiction of incorporation)

65-1102237
(IRS Employer Identification Number)

39 Old Ridgebury Road
Danbury, Connecticut 06180
  (Address of principal US executive offices)

 Tel: (917) 796-9926
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 10, 2013, Michael Wolff was appointed as a member of the Board of Directors of Tauriga Sciences, Inc. (the “Company”).  Mr. Wolff has not been appointed to any committees of the Board of Directors as of the date of this filing.

Mr. Wolff is a partner at New York based Eisner Amper, one of the largest accounting firms in the nation with nearly 1,300 employees, including 180 partners. The firm is PCAOB-registered and provides public companies with audit, tax, internal audit, pension audit, executive compensation review and a variety of other services.

Mr. Wolff spent five years as President of InteleTravel International, an organization he co-founded, where he capitalized on his knowledge of travel industry management and organizational effectiveness to create a revolutionary travel agency concept providing a totally new distribution channel for travel.  Previously, he was President of Productivity and Profit Improvement Associates, an international organization of training and performance management consultants. He has been a Partner and Associate National Director of Client Services for Touche Ross & Co., and Retail Industry Manager and Sales and Marketing Manager for Control Data Corporation, holding a similar position with the IBM Service Bureau Company.

Mr. Wolff has been a consultant to many companies where he guided management teams with the development of their business and marketing plans, identified weaknesses in organizational structures and provided recommendations to strengthen their infrastructures.  As a proven leader and positive role model, he has designed and implemented many of the soft skill training and development programs within EisnerAmper University as well as customizing them for clients.

Mr. Wolff received his B.A. from New York University and has completed advanced programs in organization effectiveness at Harvard University.  He serves on the International Business Development Committee of PKF International.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Mr. Wolff.

Related Party Transactions

There are no related party transactions with respect to Mr. Wolff reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Compensatory Arrangements

On May 10, 2013, Mr. Wolff was granted 3,250,000 shares of the Company’s common stock, par value $0.001.  All such shares are “restricted” as such term is defined by the Securities Act of 1933.  The Company has not entered into any other compensatory agreements or plan with Mr. Wolff.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press release dated May 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAURIGA SCIENCES, INC

Date: May 15, 2013	By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer